EXHIBIT 99.1


                    Certification of Chief Executive Officer
                         Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002



In connection with this annual report on Form 10-KSB of Fischer-Watt Gold Corporation, Inc., I, George Beattie, Chief Executive Officer of Fischer-Watt Gold Corporation, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

         (2)  The information  contained in this report fairly presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of Fischer-Watt Gold Corporation, Inc


Date:  May 15, 2003                           /s/ George Beattie
                                              -----------------------
                                              George Beattie
                                              Chairman of the Board, President
                                              and Chief Executive Officer